Supplement dated September 13, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4 and R-5 Shares Prospectus
for Principal Funds, Inc.
dated December 28, 2013

(as supplemented on February 8, 2013, March 15, 2013, April 29, 2013,
June 14, 2013 and July 31, 2013)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Blue Chip Fund
Under the Principal Risks heading, after the Growth Stock Risk, add the following:
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Small-MidCap Dividend Income Fund
Under the Principal Investment Strategies heading, delete the paragraph and substitute:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. For this Fund, companies with small to medium market capitalizations are those with market capitalizations similar to companies in the Russell 2500 Value Index (as of June 30, 2013, the range of the index was between approximately $29.4 million and $13.0 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, fixed-income securities, master limited partnerships, and royalty trusts.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the table, under the column heading “Blue Chip” and row labeled “Underlying Funds”, delete “Not Applicable” and substitute “Principal.”

PURCHASE OF FUND SHARES
On or about January 1, 2014, delete the information under the Eligible Purchasers sub-heading and substitute:
Only eligible purchasers may buy Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. Principal Management Corporation reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability. Some eligible purchasers (as listed below) purchase shares through plans or other arrangements; such plans or arrangements may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

At the present time, eligible purchasers of Institutional, R-1, R-2, R-3, R-4, and R-5 Class shares include but are not limited to:

•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC;

•	certain employer sponsored retirement plans with plan level omnibus accounts;

•	certain pension plans and employee benefit plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate; and

•	certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services.

For Institutional Class
At the present time, eligible purchasers of Institutional Class shares also include but are not limited to:

•	investors investing at least $1,000,000 per fund;

•
sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs (such accounts and programs must trade in an omnibus relationship);

•	institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;

•	institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;

•	collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;

•	clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate; and

•	the portfolio manager of any adviser to the fund.

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